UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2026

QXO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38063	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-998-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	QXO	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 5.50% Series B Mandatory Convertible Preferred Stock, par value $0.001 per share	QXO.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On February 10, 2026, QXO, Inc., a Delaware corporation (“QXO”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Kodiak Building Partners Inc., a Delaware corporation (“Kodiak”), Juno Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of QXO (“Merger Sub”), and CSC Shareholder Services LLC, in its capacity as shareholder representative (the “Shareholder Representative”).

The Merger. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into Kodiak (the “Merger”), with Kodiak surviving the Merger as an indirect, wholly owned subsidiary of QXO (the “Surviving Corporation”).

Merger Consideration. At the effective time of the Merger (the “Effective Time”), QXO will pay to equityholders of Kodiak (“Kodiak Stockholders”), subject to adjustments in net working capital, closing date indebtedness, closing date cash and cash equivalents and transaction expenses, an amount in cash equal to $2,000,000,000 plus 13,157,895 shares (the “Consideration Shares”) of QXO common stock, par value $0.00001 per share (“QXO Common Stock”). The Merger Agreement grants QXO the right to repurchase the Consideration Shares for $40 per share at any time after the issuance of such Consideration Shares.

Treatment of Equity Awards. At the Effective Time, each outstanding option to acquire shares of Kodiak Common Stock that is vested as of Effective Time (including such options that vest as a result of the Merger) and has an exercise price per share that is less than the Per Share Merger Consideration plus the amount, if any, of certain distribution consideration (each, a “Kodiak In-The-Money Option”) will be canceled and converted into the right to receive cash consideration in an amount equal to the Per Share Merger Consideration less the applicable exercise price for such Kodiak In-The-Money Option, and, if any, certain distribution consideration. At the Effective Time, each outstanding out-of-the-money option and any options that do not vest as of the Effective Time will be canceled for no consideration.

Conditions to Closing. The consummation of the Merger is subject to the satisfaction or waiver of closing conditions, including, among others: (i) the absence of any law, order, injunction or decree in effect that restrains, enjoins or otherwise prohibits consummation of the Merger; (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); (iii) with respect to the representations and warranties in the Merger Agreement, (a) that the fundamental representations are true and correct in all respects (except for de minimis failures as of the signing date and closing date), (b) that the “no material adverse effect” representation is true and correct in all respects, and (c) that all other representations and warranties contained therein are true and correct (disregarding materiality qualifiers) except where the inaccuracies would not reasonably be expected to result in a material adverse effect; (iv) compliance with covenants in all material respects; (v) the absence of a material adverse effect; (vi) adoption of the Merger Agreement by a majority of Kodiak Stockholders; (vii) that no more than three percent (3%) of the outstanding shares of Kodiak Common Stock shall be dissenting shares; and (viii) that Kodiak has completed and delivered to QXO an audit for the fiscal year ending December 31, 2025 that is compliant with the guidelines for such audit as outlined in the Merger Agreement.

Representations, Warranties and Covenants. The Merger Agreement contains customary representations, warranties and covenants of Kodiak, QXO and Merger Sub. These covenants include an obligation of each party to, subject to certain exceptions, use its reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable on its part under the Merger Agreement and applicable laws to consummate and make effective the transactions contemplated by the Merger Agreement as soon as practicable and of Kodiak to, subject to certain exceptions, conduct its operations in the ordinary course of business consistent with past practice from the date of the Merger Agreement through the Effective Time.

Non-Solicitation. The Merger Agreement generally requires that Kodiak and its affiliates and representatives cease any solicitations, encouragements, discussions or negotiations with any person, and not solicit, initiate or knowingly facilitate or knowingly encourage any inquiries regarding, or the making of any proposal or offer that constitutes or could reasonably be expected to lead to, an acquisition proposal from, or engage in discussions or negotiations with or furnish non-public information to, any third party.

Stockholder Approval. Kodiak is required to take all actions necessary to seek and obtain within twenty-four hours after execution of the Merger Agreement a written consent approving, adopting and consenting to the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, from Kodiak Stockholders who collectively own a majority of the outstanding common stock of Kodiak (the “Kodiak Common Stock”) entitled to vote thereon (the “Written Consent”).

Termination. The Merger Agreement contains certain customary termination rights in favor of each of Kodiak and QXO, including among others, (i) QXO’s right to terminate the Merger Agreement if Kodiak fails to deliver the Written Consent within two (2) business days following the execution and delivery of the Merger Agreement, (ii) the right to terminate the Merger Agreement by the mutual written consent of both QXO and Kodiak, and (iii) Kodiak’s and QXO’s equal right to terminate if (a) the other party breaches any covenants or representations such that its closing conditions could not be satisfied (subject to a 30-day cure period), (b) any court of competent jurisdiction or governmental authority issues a final, non-appealable order permanently restraining, enjoining, or prohibiting the consummation of the Merger or (c) if the closing has not occurred by May 1, 2026.

Registration Rights. QXO has agreed to use reasonable best efforts to file a prospectus supplement to register the Consideration Shares for resale under the Securities Act of 1933, as amended (the “Securities Act”), as soon as practicable after closing of the Merger.

Rollover Agreements. Concurrently with the execution of the Merger Agreement, certain employees of Kodiak will enter into Rollover Agreements (the “Rollover Agreements”), pursuant to which such employees will re-invest a portion of their after-tax cash proceeds received as Merger Consideration in exchange for shares of QXO Common Stock (the “Rollover Shares”). The Rollover Agreements contain certain lock-up restrictions for up to two (2) years following the closing of the Merger.

The Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, have been unanimously approved by the board of directors of QXO and Merger Sub.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement. A copy of the Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and securityholders with information regarding the terms of the Merger Agreement and are not intended to provide any other factual information about Kodiak, QXO or their respective subsidiaries or affiliates. The representations and warranties contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by the parties to each other. Investors should not rely on the representations and warranties contained in the Merger Agreement as characterizations of the actual state of facts or condition of Kodiak, QXO or any of their respective subsidiaries, affiliates or businesses.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the Merger set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuance of the Consideration Shares and Rollover Shares will be undertaken in reliance upon an exemption from the registration requirements of Regulation D and/or Section 4(a)(2) of the Securities Act. The Consideration Shares issued pursuant to the Merger Agreement and the Rollover Shares issued pursuant to the Rollover Agreements may not be re-offered or sold in the United States absent an effective registration statement or an exemption from the registration requirements under applicable federal and state securities laws. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Item 7.01	Regulation FD Disclosure.

On February 11, 2026, QXO and Kodiak issued a joint press release. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing of QXO under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, the expected timing of the closing of the proposed acquisition, the anticipated benefits of the proposed acquisition and expected future financial position, total addressable market and results of operations, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others: (i) the risk that the proposed acquisition may not be completed on the anticipated terms in a timely manner or at all; (ii) the failure to satisfy any of the conditions to the consummation of the proposed acquisition; (iii) the effect of the pendency of the proposed acquisition on each of QXO’s and Kodiak’s business relationships with employees, customers, or suppliers, or on operating results or business generally; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the agreement; (v) the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events, significant transaction costs or unknown liabilities; (vi) potential litigation and/or regulatory action relating to the proposed acquisition; (vii) the risk that the anticipated benefits of the proposed acquisition may not be fully realized or may take longer to realize than expected; (viii) the impacts of legislative, regulatory, economic, competitive or technological changes; (ix) unknown liabilities and uncertainties regarding general economic, market sector, competitive, legal, regulatory, tax and geopolitical conditions; and (x) those risks and uncertainties set forth in QXO’s SEC filings, including QXO’s Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q.

Forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. Forward-looking statements herein speak only as of the date each statement is made. QXO does not undertake any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 10, 2026, by and among QXO, Inc., Kodiak Building Supply Inc., Juno Merger Sub, Inc. and CSC Shareholder Services LLC.*
99.1	Joint Press Release, dated February 11, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. QXO agrees to furnish supplementally a copy of any omitted schedules and/or exhibits to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2026

QXO, INC.

By:	/s/ Christopher Signorello
	Name:	Christopher Signorello
	Title:	Chief Legal Officer

5